Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Income Taxes
Note 10	Income Taxes

The majority of our operations are located in taxable jurisdictions, including Luxembourg, the United States and the United Kingdom. Our Luxembourg companies that file tax returns as a consolidated group generated a loss for the nine months ended September 30, 2012. Due to our cumulative losses in recent years, and the inherent uncertainty associated with the realization of future taxable income in the foreseeable future, we recorded a full valuation allowance against the net operating losses generated in Luxembourg. The difference between tax expense (benefit) reported in the condensed consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in many of the foreign markets in which we operate.

As of December 31, 2011 and September 30, 2012, our gross unrecognized tax benefits were $64.8 million and $68.6 million, respectively (including interest and penalties), of which $46.6 million and $49.6 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2011 and September 30, 2012, we had recorded reserves for interest and penalties in the amount of $8.6 million and $10.9 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2011, the change in the balance of unrecognized tax benefits consisted of an increase of $0.9 million related to prior period tax positions and an increase of $2.9 million related to current tax positions.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States and the United Kingdom to be our significant tax jurisdictions. Our Luxembourg, U.S. and U.K. subsidiaries are subject to income tax examination for periods after December 31, 2003. Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

On March 7, 2011, Intelsat Holding Corporation, the former parent of Intelsat Corp, was notified by the Internal Revenue Service of its intent to initiate an audit for the tax years ending December 31, 2008 and 2009. We do not currently expect the result of this audit to have a material impact on our provision for income taxes.

In May 2012, India enacted new legislation that defines payments for satellite services as “royalties for the use of a process”. Due to the law’s retroactive application, and because it is contrary to recent Delhi High Court rulings as well as model commentaries issued by international tax bodies, we are likely to appeal any assessments we may receive as a result of the new law, and we believe that it is more likely than not that we would be successful with such appeals. As a result, we do not expect this new law to have a material impact on our provision for income taxes.

Prior to August 20, 2004, Intelsat Corp, joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on, or prior to, the day of the closing of the PanAmSat Corporation recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp’s tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of December 31, 2011 and September 30, 2012, we had a tax indemnification receivable of $2.3 million.

Note 12	Income Taxes

The following table summarizes our total loss before income taxes (in thousands):

	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Domestic income (loss) before income taxes	$114,380	$(446,738)	$(565,768)
Foreign income (loss) before income taxes	(885,042)	(87,409)	76,381

Total loss before income taxes	$(770,662)	$(534,147)	$(489,387)

The change between our pre-tax domestic and foreign income (loss) for the year ended December 31, 2010 as compared to 2011 is due primarily to the 2011 Reorganization.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Current income tax provision (benefit)
Domestic	$1,206	$(5,097)	$1,162
Foreign	47,111	23,942	23,011

Total	48,317	18,845	24,173

Deferred income tax provision (benefit):
Foreign	(36,918)	(45,223)	(79,566)

Total	(36,918)	(45,223)	(79,566)

Total income tax provision (benefit):	$11,399	$(26,378)	$(55,393)

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 28.80% for the reasons set forth in the following table (in thousands):

	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011

Expected tax benefit at Luxembourg statutory income tax rate	$(220,332)	$(152,239)	$(140,944)
Foreign income tax differential	252,996	(166)	27,626
Nontaxable interest income	(41,368)	(45,482)	(102,758)
U.S. extraterritorial income exclusion tax benefit	(4,149)	(1,194)	(208)
U.S. extraterritorial income exclusion tax benefit - prior period adjustment	—	7,048	—
Change in tax rate	8,864	(7,948)	716
Medicare Part D subsidy	—	2,891	—
Nondeductible stock compensation expense	1,316	—	—
Changes in unrecognized tax benefits	11,434	(17,345)	(5,087)
Basis difference in WildBlue	(29,066)	—	—
Fair market value basis adjustment on Luxembourg assets and liabilities	(687,529)	(106,477)	—
Changes in valuation allowance	719,801	297,365	173,564
Tax effect of 2011 Intercompany Sale	—	—	(6,272)
Other	(568)	(2,831)	(2,030)

Total income tax provision	$11,399	$(26,378)	$(55,393)

The extraterritorial income exclusion benefit will continue to be reduced in subsequent years because of changes to the federal tax law. We have certain contracts that are grandfathered under the tax law.

Because of our cumulative losses in recent years and the inherent uncertainty associated with the realization of future income in the near term, we have recorded a valuation allowance against our Luxembourg net deferred tax assets at December 31, 2010 and 2011. During 2011, Luxembourg enacted a tax rate change increasing the tax rate from 28.59% to 28.8%. The effective date of the enacted tax rate change is January 1, 2011. Due to the full valuation allowance on our Luxembourg net deferred tax assets, the rate change does not materially affect our tax expense. Our Luxembourg net operating loss includes the effect of Luxembourg GAAP to US GAAP differences, primarily related to fair value adjustments attributable to our Luxembourg Migration on December 15, 2009 and the 2011 Reorganization.

The following table details the composition of the net deferred tax balances as of December 31, 2010 and 2011 (in thousands).

	As of December 31, 2010	As of December 31, 2011

Current deferred taxes, net	$24,090	$26,058
Long-term deferred taxes, net	(484,076)	(265,181)
Other long-term assets	64,491	7,407

Net deferred taxes	$(395,495)	$(231,716)

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2010	As of December 31, 2011
Deferred tax assets:
Accruals and advances	$9,416	$37,592
Amortizable intangible assets	558,276	447,839
Non-amortizable intangible assets	85,219	85,219
Performance incentives	39,072	35,984
Sales-type leases	16,364	—
Customer deposits	58,533	56,605
Debt issuance costs	4,021	—
Bad debt reserve	7,146	1,668
Accrued retirement benefits	100,541	116,130
Interest rate swap	27,573	14,999
Satellites and other property and equipment	77,690	125,422
Disallowed Interest Expense	—	27,653
Net operating loss carryforward	337,727	626,507
Capital loss carryforward	19,741	22,680
Alternative minimum tax credit carryforward	16,345	16,345
Other	13,962	22,857

Total deferred tax assets	1,371,626	1,637,500

Deferred tax liabilities:
Satellites and other property and equipment	(275,282)	(79,706)
Amortizable intangible assets	(160,798)	(35,612)
Non-amortizable intangible assets	(241,233)	(268,087)
Debt obligations	(28,423)	—
Tax Basis Differences in Investments and Affiliates	—	(273,281)
Other	(10,653)	(8,008)

Total deferred tax liabilities	(716,389)	(664,694)

Valuation allowance	(1,050,732)	(1,204,522)

Total net deferred tax liabilities	$(395,495)	$(231,716)

As of December 31, 2010 and 2011, our consolidated balance sheets included a deferred tax asset in the amount of $337.7 million and $626.5 million, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards and $16.3 million and $16.3 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of alternative minimum tax credit carryforwards. As of December 31, 2011, we had tax effected U.S. federal, state and foreign tax net operating loss carryforwards of $111.9 million expiring between 2017 and 2031 and tax effected Luxembourg net operating loss carryforwards of $514.6 million without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense. Our alternative minimum tax credit carryforward of $16.3 million may be carried forward indefinitely. Our capital loss carryforward was $22.7 million, which may be carried forward for the next three to five years to offset capital gains. As we do not believe we will generate capital gains sufficient to offset this capital loss carryforward in the next three to five years, an offsetting valuation allowance has been recorded.

Our valuation allowance as of December 31, 2011 was $1.2 billion, of which $22.7 million relates to our capital loss carryforwards. Almost all of the remaining valuation allowance relates to net operating loss carryforwards and deferred tax assets created by differences between US GAAP and Luxembourg tax basis. Certain operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally Luxembourg subsidiaries, are subject to the risks of our overall business conditions which make their earnings less predictable.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2010	2011
Balance at January 1	$86,921	$71,981
Increases related to current year tax positions	5,283	3,665
Increases related to prior year tax positions	6,264	5,064
Decreases related to prior year tax positions	(20,686)	(14,259)
Expiration of statute of limitations for the assessment of taxes	(5,801)	(1,684)

Balance at December 31	$71,981	$64,767

As of December 31, 2011, our gross unrecognized tax benefits were $64.8 million (including interest and penalties), of which $46.6 million if recognized, would affect our effective tax rate. As of December 31, 2010 and 2011, we had recorded reserves for interest and penalties of $5.7 million and $8.6 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United Kingdom and the United States to be our significant tax jurisdictions. Our Luxembourg, U.S. and U.K. companies are subject to federal, state and local income tax examination for periods after December 31, 2003.

Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

On March 7, 2011, Intelsat Holding Corporation was notified by the Internal Revenue Service of its intent to initiate an audit for the tax years ending December 31, 2008 and 2009. On December 13, 2011, the tax authorities in the United Kingdom initiated an audit of our UK subsidiaries for the tax year ending December 31, 2009. At this point in time, it is too early to anticipate the probability of any adjustments resulting from these audits.

On September 30, 2011, certain subsidiaries of Intelsat Corporation, a U.S. subsidiary of Intelsat SA, merged into Intelsat Corporation. As a result, Intelsat Corporation released certain state valuation allowances and recorded a tax benefit of $26.4 million.

Tax Contingency

Prior to August 20, 2004, our subsidiary, Intelsat Corp, joined with The DIRECTV Group and General Motors Corporation in filing a consolidated U.S. federal income tax return. In April 2004, Intelsat Corp entered into a tax separation agreement with The DIRECTV Group that superseded four earlier tax-related agreements among Intelsat Corp and its subsidiaries, The DIRECTV Group and certain of its affiliates. Pursuant to the tax separation agreement, The DIRECTV Group agreed to indemnify Intelsat Corp for all federal and consolidated state and local income taxes a taxing authority may attempt to collect from Intelsat Corp regarding any liability for the federal or consolidated state or local income taxes of General Motors Corporation and The DIRECTV Group, except those income taxes Intelsat Corp is required to pay under the tax separation agreement. In addition, The DIRECTV Group agreed to indemnify Intelsat Corp for any taxes (other than those taxes described in the preceding sentence) related to any periods or portions of such periods ending on or prior to the day of the closing of the PanAmSat recapitalization, which occurred on August 20, 2004, in amounts equal to 80% of the first $75.0 million of such other taxes and 100% of any other taxes in excess of the first $75.0 million. As a result, Intelsat Corp’s tax exposure after indemnification related to these periods is capped at $15.0 million, of which $4.0 million has been paid to date. The tax separation agreement with The DIRECTV Group is effective from August 20, 2004 until the expiration of the statute of limitations with respect to all taxes to which the tax separation agreement relates. As of December 31, 2010 and 2011, we had a tax indemnification receivable of $2.3 million.